UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022

ZoomInfo Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39310	87-3037521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Broadway Street, Suite 900, Vancouver, Washington 98660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 914-1220

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2022, the Board of Directors (the “Board”) of ZoomInfo Technologies Inc. (the “Company”) increased the number of directors constituting the whole Board from seven to eight and appointed Alison Gleeson to the Board, in each case, effective July 1, 2022. Ms. Gleeson will serve as a Class II director with a term expiring at the Company’s Annual Meeting of Stockholders in 2025. In connection with her appointment to the Board, the Board also appointed Ms. Gleeson to the Board’s Nominating and Corporate Governance Committee.
Ms. Gleeson will participate in the Company’s non-employee director compensation program. A summary of the compensation payable to the Company’s non-employee directors was included in the Company’s Form 10-K filed with the SEC on February 24, 2022 and in the Company's proxy statement for its 2022 Annual Meeting of Stockholders filed with the SEC on March 29, 2022. The initial annual retainer and initial annual restricted stock unit grant to be received by Ms. Gleeson will be prorated to reflect services beginning July 1, 2022.
In connection with her appointment to the Board, the Company intends to enter into an indemnification agreement with Ms. Gleeson in substantially the same form as the Company has entered into with each of the Company’s existing directors and as previously disclosed in the Company’s public filings.
There were no arrangements or understandings between Ms. Gleeson and any other persons pursuant to which she was selected as a director. In addition, Ms. Gleeson is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01    Regulation FD Disclosure.
On June 30, 2022, the Company issued a press release announcing the appointment of Ms. Gleeson to the Board. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release of ZoomInfo Technologies Inc. dated June 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZoomInfo Technologies Inc.
Date: June 30, 2022
By:     /s/ Anthony Stark
Name:  Anthony Stark
Title:   General Counsel and Corporate Secretary